EXHIBIT 99(e)

                                     CONSENT

         I, Fred Greene, hereby consent to being named as a person who will become a director of Republic Security Financial Corporation in the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit.

                                                     /s/ FRED GREENE
                                                     ---------------------------
                                                     Fred Greene

                                                     Date: AUGUST 21, 1998